UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the Appropriate Box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Under Rule 14a-12

SUNWORKS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Sunworks, Inc.

2270 Douglas Blvd, Suite #216

Roseville, CA 95661

Dear Stockholder:

You are cordially invited to attend the 2021 annual meeting of the stockholders of Sunworks, Inc. (the “Annual Meeting”). The meeting will be held on Wednesday, June 16, 2021 at 9:00 a.m. (local time), via a live webcast, which can be accessed on the Internet by visiting http://www.cstproxy.com/sunworksusa/2021 and recorded from 1555 Freedom Blvd, 200W, Provo, Utah 84604. Participants cannot attend the Annual Meeting in person.

The principal business of the meeting will be (i) to elect five (5) directors to serve until the 2022 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) to approve an amendment to the Sunworks, Inc. 2016 Equity Incentive Plan (the “2016 Plan”) to increase the number of shares of the Company’s common stock reserved under the 2016 Plan by 1,500,000 shares, or from 542,858 shares to 2,042,858 shares; (iii) to approve, on a non-binding, advisory basis, the compensation of our named executive officers; (iv) to approve, on a non-binding, advisory basis, the frequency of future stockholder advisory votes to approve the compensation of our named executive officers; (v) to ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the year ending December 31, 2021; and (iv) to transact such other business as may properly come before the meeting or any adjournment thereof.

The record date for the virtual Annual Meeting is April 30, 2021. Only stockholders of record at the close of business on that date may vote electronically at the virtual Annual Meeting or any adjournment thereof. We hope you will be able to attend the virtual Annual Meeting. Whether you plan to attend the virtual Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged to vote by proxy by following the instructions contained in the proxy statement. This will ensure your proper representation at the Annual Meeting, whether or not you can attend.

By Order of the Board of Directors

/s/ Judith Hall
Judith Hall
Chairperson

2270 Douglas Blvd, Suite #216

Roseville, CA 95661

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Wednesday, June 16, 2021

To the Stockholders of Sunworks, Inc.:

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Sunworks, Inc., a Delaware corporation (the “Company”, “we”, “our”, or “us”) will be held at 9:00 a.m. (local time) on Wednesday, June 16, 2021, or such later date or dates as such Annual Meeting may be adjourned, via a live webcast recorded from 1555 Freedom Blvd, 200W, Provo, Utah 84604, which can be accessed on the Internet by visiting http://www.cstproxy.com/sunworksusa/2021, for the purpose of considering and taking action on the following proposals:

1.	To elect five (5) directors to serve until the 2022 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To approve an amendment to the Sunworks, Inc. 2016 Equity Incentive Plan (the “2016 Plan”) to increase the number of shares of the Company’s common stock reserved under the 2016 Plan by 1,500,000 shares, or from 542,858 shares to 2,042,858 shares;

3.	To approve, on a non-binding, advisory basis, the compensation of our named executive officers;

4.	To approve, on a non-binding, advisory basis, the frequency of future stockholder advisory votes to approve the compensation of our named executive officers;

5.	To ratify the appointment of KMJ Corbin & Company LLP as our independent public accounting firm for the fiscal year ending December 31, 2021; and

6.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

These matters are more fully described in the proxy statement accompanying this notice.

Our Board of Directors (the “Board”) has fixed the close of business on April 30, 2021 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. A list of stockholders eligible to vote at the meeting will be available for review during our regular business hours at our principal offices in Roseville, California for the 10 days prior to the meeting for review for any purposes related to the meeting.

You are cordially invited to attend the Annual Meeting virtually. To access the Annual Meeting, you will need a 12-digit control number. The control number is provided on the Notice of Internet Availability of Proxy Materials you received in the mail, on your proxy card, or through your broker or other nominee if you hold your shares in “street name.” Participants cannot attend the Annual Meeting in person. To assure your representation at the meeting, you are urged to vote by proxy by following the instructions contained in the proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting. Any stockholder attending the meeting virtually may vote even if he or she has returned a proxy. Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope that you will vote as soon as possible.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow us to furnish these proxy materials (including an electronic proxy card for the meeting and our 2020 Annual Report to Stockholders, which is our Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 10-K”)) to stockholders via the internet. On or about May 6, 2021, we will mail to our stockholders a Notice of internet Availability of Proxy Materials containing instructions on how to access our proxy statement and 2020 10-K and how to vote. Taking advantage of these rules allows us to lower the cost of delivering annual meeting materials to our stockholders and reduce the environmental impact of printing and mailing these materials.

Roseville, California
Dated: May 6, 2021

By Order of the Board of Directors

/s/ Judith Hall
Judith Hall
Chairperson

Sunworks, Inc.

2270 Douglas Blvd, Suite #216

Roseville, CA 95661

PROXY STATEMENT

FOR 2021 Annual Meeting OF STOCKHOLDERS

This proxy statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Sunworks, Inc. (“Sunworks”, the “Company”, “we”, “our”, or “us”) in connection with the annual meeting of stockholders of the Company to be held on Wednesday, June 16, 2021 at 9:00 a.m. (local time) via a live webcast recorded from 1555 Freedom Blvd, 200W, Provo, Utah 84604, which can be accessed on the Internet by visiting http://www.cstproxy.com/sunworksusa/2021 (the “Annual Meeting”). Participants cannot attend the Annual Meeting in person.

In accordance with the rules of the Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials, including the notice, this proxy statement, our Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 10-K”), including financial statements, and a proxy card for the meeting, by providing access to them on the internet to save printing costs and benefit the environment. These materials will first be available on the internet on or about May 6, 2021. We will mail a Notice of internet Availability of Proxy Materials (the “Notice”) on or about May 6, 2021 to our stockholders of record and beneficial owners as of April 30, 2021, the record date for the meeting. This proxy statement and the Notice contain instructions for accessing and reviewing our proxy materials on the internet and for voting by proxy over the internet. If you prefer to receive printed copies of our proxy materials, the Notice contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the proxy card or voter instruction card that you will receive in response to your request.

GENERAL INFORMATION ABOUT SOLICITATION VOTING AND ATTENDING

Who Can Vote

You are entitled to attend the meeting virtually and vote your common stock electronically if you held shares as of the close of business on April 30, 2021. As of April 30, 2021, there were 27,047,744 shares of common stock outstanding and entitled to vote.

Counting Votes

Consistent with state law and our bylaws, the presence, virtually or by proxy, of at least a majority of the shares entitled to vote at the meeting will constitute a quorum for purposes of voting on a particular matter at the meeting. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the meeting virtually will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are proxies received from brokerage firms or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to matters being voted on.

Pursuant to our bylaws, the vote of: (i) a plurality of the shares of common stock present virtually or by proxy and entitled to vote will be required to elect directors; (ii) a majority of shares of common stock either present virtually or represented by proxy and entitled to vote will be required to approve an amendment to the Sunworks, Inc. 2016 Equity Incentive Plan (the “2016 Plan”); (iii) a majority of shares of common stock either present virtually or represented by proxy and entitled to vote will be required to approve, on a non-binding, advisory basis, the compensation of our named executive officers; (iv) a majority of shares of common stock either present virtually or represented by proxy and entitled to vote will be required to approve, on a non-binding, advisory basis, the the frequency of future stockholder advisory votes to approve the compensation of our named executive officers; and (v) a majority of shares of common stock either present virtually or represented by proxy and entitled to vote will be required to ratify the appointment of the independent auditors for 2021. With respect to these votes see “How many votes are needed to approve each Proposal?”

We strongly encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the meeting.

Attending the virtual Annual Meeting

If you are a holder of record and plan to attend the virtual Annual Meeting, please visit http://www.cstproxy.com/sunworksusa/2021. To access the Annual Meeting, you will need a 12-digit control number. The control number is provided on the Notice of Internet Availability of Proxy Materials you received in the mail and on your proxy card. If you are a beneficial owner of common stock held by a bank or broker or other nominee, i.e., in “street name,” please follow the instructions provided to you by that nominee.

SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed proxy for the Annual Meeting is being solicited by the Board. Stockholders of record may vote by mail, telephone, or via the internet. The toll-free telephone number and internet web site are listed on the proxy. If you vote by telephone or via the internet, you do not need to return your proxy card. If you choose to vote by mail, please mark, date and sign the proxy card, and then return it in the enclosed envelope if you have requested a hard copy (no postage is necessary if mailed within the United States). Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with our Secretary a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the Annual Meeting, withdrawing the proxy and voting electronically at the virtual Annual Meeting.

The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by us. In addition to solicitation by mail, proxies may be solicited by the directors, officers and our regular employees (who will receive no additional compensation therefor) by means of personal interview, telephone or by other means of communication. It is anticipated that banks, brokerage houses and other institutions, custodians, nominees, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, we will reimburse such holders for their charges and expenses.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I receive these proxy materials?

We are providing this Proxy Statement in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting, or at any postponements or adjournments thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. You are invited to attend the virtual Annual Meeting to vote electronically on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement.

Whether or not you expect to attend the Annual Meeting, please vote your shares as soon as possible in order to ensure your representation at the Annual Meeting.

Why did I receive a notice in the mail regarding the internet availability of proxy materials?

Instead of mailing printed copies to each of our stockholders, we have elected to provide access to the proxy materials over the internet under the SEC’s “notice and access” rules. These rules allow us to make our stockholders aware of the Annual Meeting and the availability of the proxy materials by sending the Notice, which provides instructions on how to access the full set of proxy materials through the internet or make a request to have printed proxy materials delivered by mail. Accordingly, on or about May 6, 2021 we will mail the Notice to each of our stockholders. The Notice contains instructions on how to access the proxy materials, including this Proxy Statement and the 2020 10-K, each of which are available at http://www.cstproxy.com/sunworksusa/2021. The Notice also provides instructions on how to vote your shares through the internet, by telephone, by mail or at the Annual Meeting.

What is the purpose of complying with the SEC’s “notice and access” rules?

We believe compliance with the SEC’s “notice and access” rules allows us to provide our stockholders with the materials they need to make informed decisions, while lowering the costs of printing and delivering those materials and reducing the environmental impact of the Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive the proxy materials electronically, you will continue to receive these materials electronically unless you elect otherwise.

Can I access these proxy materials on the internet?

Yes. The Notice of Annual Meeting, Proxy Statement, and 2020 10-K, are available for viewing, printing, and downloading at http://www.cstproxy.com/sunworksusa/2021. Our 2020 10-K is also available under the Company—Investor Relations—Annual Reports section of our website at ir.sunworksusa.com and through the SEC’s EDGAR system at http://www.sec.gov. All materials will remain posted on http://www.cstproxy.com/sunworksusa/2021 at least until the conclusion of the meeting.

Who can vote at the virtual Annual Meeting?

Only stockholders of record at the close of business on April 30, 2021, the record date for the Annual Meeting, will be entitled to vote electronically at the virtual Annual Meeting. On April 30, 2021, there were 27,047,744 shares of common stock (each entitled to one vote) outstanding.

Stockholder of Record – Shares Registered in Your Name

If on April 30, 2021, your shares of Sunworks, Inc. common stock were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust, then you are a stockholder of record. As a stockholder of record, you may vote electronically at the virtual Annual Meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner – Shares Registered in the Name of a Broker or Bank

If on April 30, 2021, your shares of Sunworks, Inc. common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the virtual Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares electronically at the virtual Annual Meeting unless you request and obtain a signed letter or other valid proxy from your broker or other agent.

What proposals am I voting on?

There are five matters scheduled for a vote at the virtual Annual Meeting: (i) to elect five (5) directors to serve until the 2022 annual meeting of stockholders (the “2022 Annual Meeting”) and until their successors are duly elected and qualified; (ii) to approve an amendment to the 2016 Plan to increase the number of shares of the Company’s common stock reserved under the 2016 Plan by 1,500,000 shares, or from 542,858 shares to 2,042,858 shares; (iii) to approve, on a non-binding, advisory basis, the compensation of our named executive officers; (iv) to approve, on a non-binding, advisory basis, the frequency of future stockholder advisory votes to approve the compensation of our named executive officers; and (v) to ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the year ending December 31, 2021.

The Board does not intend to bring any other matters before the meeting and is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 30, 2021.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of the outstanding shares of common stock entitled to vote are present at the meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy, have voted via the internet, have voted via telephone or vote electronically at the virtual Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn the meeting to another date.

How do I vote?

The procedures for voting are set forth below:

Stockholder of Record – Shares Registered in Your Name

If you are a stockholder of record, you may vote electronically at the virtual Annual Meeting, vote by proxy using the proxy card, vote via the internet or by telephone. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy, via the internet or by telephone to ensure your vote is counted. You may still attend the virtual Annual Meeting and vote electronically if you have already voted by proxy, via the internet or by telephone. You may vote as follows:

●	To vote electronically at the virtual Annual Meeting, go to http://www.cstproxy.com/sunworksusa/2021 to attend the Annual Meeting and follow the instructions provided on the website.

●	To vote using the proxy card, simply complete, date and sign the proxy card and return it promptly in the envelope provided if you have requested a hard copy. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●

To vote through the internet, go to http://www.cstproxy.com/sunworksusa/2021 and follow the instructions provided on the website. In order to cast your vote, you will be asked to provide the control number from the Notice or your proxy card. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 15, 2021. Our internet voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the Notice or proxy card.

●

To vote by phone, call 1-866-894-0536, from any touch-tone telephone and follow the instructions. In order to cast your vote, you will be asked to provide the control number from the Notice or your proxy card. Telephonic voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 15, 2021. Our telephonic voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the Notice or proxy card.

Beneficial Owner – Shares Registered in the Name of Broker or Bank

If you hold your shares in “street name” and thus are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Check the voting form used by that organization to see if it offers internet or telephone voting. To vote electronically at the virtual Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

How can I vote my shares?

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board. You may vote “FOR”, “AGAINST” or “ABSTAIN” on any of the other Proposals.

If you submit your proxy, vote via the internet or by telephone but abstain from voting or withhold authority to vote on one or more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote.

For Proposal 1, an abstention will have no effect on the election of directors. For Proposals 2, 3, 4 and 5, if you abstain from voting on a proposal, your abstention has the same effect as a vote against that proposal. See “How many votes are needed to approve each Proposal?”

If you hold your shares in street name and do not provide voting instructions to your brokerage firm, it may still be able to vote your shares with respect to certain “discretionary” (or routine) items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items, for which no instructions are received, the shares will be treated as “broker non-votes”. Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum but will not be considered entitled to vote on the proposal in question. Your broker does not have discretionary authority to vote shares for the election of directors, the approval of an amendment to the 2016 Plan, the approval, on a non-binding, advisory basis, of the compensation of our named executive officers or the approval, on a non-binding, advisory basis, of the frequency of future stockholder advisory votes to approve the compensation of our named executive officers; however, it will have discretionary authority to vote on the proposal relating to the ratification of the appointment of KMJ Corbin & Company LLP as our independent public accounting firm. As a result, if you do not vote your street name shares, your broker has the authority, subject to NYSE guidance, to vote on your behalf with respect to Proposal 5 (the ratification of the selection of the accounting firm).

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you indicate when voting that you wish to vote as recommended by the Board, or if you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares as recommended by the Board on all matters presented in this proxy statement, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide the nominee that holds your shares with specific voting instructions, the nominee may generally vote in its discretion on “discretionary” matters. However, if the nominee that holds your shares does not receive instructions from you on how to vote your shares on a “non-discretionary” matter, it will be unable to vote your shares on that matter. When this occurs, it is generally referred to as a “broker non-vote.” Each of Proposal 1 (election of directors), Proposal 2 (amendment to the 2016 Plan), Proposal 3 (approval, on a non-binding, advisory basis, of the compensation of our named executive officers) and Proposal 4 (approval, on a non-binding, advisory basis, of the frequency of future stockholder advisory votes to approve the compensation of our named executive officers) is considered a “non-discretionary” matter. Proposal 5 (the ratification of the selection of the accounting firm) is considered a “discretionary” matter.

How many votes are needed to approve each Proposal?

Proposal 1: To elect five (5) directors to serve until the 2022 Annual Meeting and until their successors are duly elected and qualified.

Directors are elected by a plurality of the votes represented by the shares of common stock present at the meeting virtually or by proxy. This means that the five (5) director nominees with the most affirmative votes will be elected. You may vote “FOR” all of the nominees, “WITHHOLD” your vote from all of the nominees or “WITHHOLD” your vote from any one of the nominees. Withheld votes, abstentions and broker non-votes will have no effect on the result of the vote on this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote.

Proposal 2: To approve an amendment to the 2016 Plan to increase the number of shares of the Company’s common stock reserved under the 2016 Plan by 1,500,000 shares, or from 542,858 shares to 2,042,858 shares.

The approval of Proposal 2 requires the affirmative vote of a majority of the outstanding shares of our common stock present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting. To be approved, the increase to the 2016 Plan must receive “For” votes from the holders of a majority of shares of common stock present virtually or by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect on the result of this proposal.

Proposal 3: To approve, on a non-binding, advisory basis, the compensation of our named executive officers.

The approval, on a non-binding, advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the outstanding shares of our common stock present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting. To be approved, Proposal 3 must receive “For” votes from the holders of a majority of shares of common stock present virtually or by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect on the result of this proposal.

While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board value the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers.

Proposal 4: To approve, on a non-binding, advisory basis, the frequency of future stockholder advisory votes to approve the compensation of our named executive officers.

With regard to the advisory vote on the frequency of future stockholder advisory votes on executive compensation, the option (every “One Year,” “Two Years” or “Three Years”), if any, that receives the affirmative vote of a majority of the outstanding shares of our common stock present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting will be deemed to be the frequency preferred by our stockholders, although this approval will be provided on a non-binding, advisory basis. If you “Abstain” from voting, it will have the same effect as an “AGAINST” vote for each option. Broker non-votes will have no effect on the result of this proposal.

Because this vote is advisory and not binding on either the Board of Directors or the Company, the Board of Directors may subsequently decide that it is in the best interests of the Company and its stockholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Company’s stockholders at the Annual Meeting.

Proposal 5: To ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the year ending December 31, 2021.

To be approved, the ratification of the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for our 2021 fiscal year must receive “FOR” votes from the holders of a majority of shares of common stock present virtually or by proxy and entitled to vote. If you “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote. This is considered a routine matter pursuant to applicable rules. A bank, broker or other nominee may generally vote without instructions on this matter, so we do not expect any broker non-votes in connection with this proposal.

Can I change my vote after submitting my proxy, voting via the internet or by telephone?

Yes. You can revoke your proxy at any time before the final vote at the virtual Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of four ways:

●	You may submit another properly completed proxy card with a later date;

●	You may vote again by internet or telephone at a later time (prior to the deadline for internet or telephone voting);

●	You may send a written notice that you are revoking your proxy to: Corporate Secretary, Sunworks, Inc., 2270 Douglas Blvd, Suite #216, Roseville, CA 95661; or

●	You may attend the virtual Annual Meeting and vote electronically. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If you hold your shares in street name, contact your broker or other nominee regarding how to revoke your proxy and change your vote. Your most current internet proxy, telephone proxy or proxy card will be the one that is counted at the Annual Meeting. If you send a written notice of revocation, please make sure to do so with enough time for it to arrive by mail prior to the Annual Meeting.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our Current Report on Form 8-K within four business days after the Annual Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, date, sign and return each proxy card, or vote your shares via the internet or by telephone for each proxy card you received to ensure that all your shares are voted.

Who is paying for this proxy solicitation?

We will pay all of the costs of soliciting these proxies. In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are stockholder proposals due for the 2021 Annual Meeting?

Any appropriate proposal submitted by a stockholder and intended to be presented at the 2022 Annual Meeting must be submitted in writing to our Corporate Secretary at 2270 Douglas Blvd, Suite #216, Roseville CA 95661, and received not later than January 6, 2022 to be includable in our proxy statement and related proxy for the 2022 Annual Meeting. However, if the date of the 2022 Annual Meeting is changed by more than 30 days from this year’s meeting then the deadline is a reasonable time before we begin to print and send our proxy materials.

A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

If you are submitting a proposal for a meeting of stockholders other than a regularly scheduled annual meeting, the deadline is a reasonable time before we begin to print and send our proxy materials.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table is based upon 27,047,744 shares of common stock outstanding as of the Record Date, and sets forth, based on the public filings of such individuals and entities and our knowledge of securities issued by us to them, certain information concerning the ownership of voting securities of: (i) each current member of the Board, (ii) our Chief Executive Officer and other executive officers named in the Summary Compensation Table, (iii) all of our current directors and executive officers as a group and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities.

Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of April 30, 2021 are deemed outstanding for computing the percentage of outstanding shares beneficially owned by the person holding such option or warrant but are not deemed outstanding for computing the percentage of outstanding shares beneficially owned by any other person.

	Number of Shares Beneficially	Percentage of Outstanding shares Beneficially
Name of Beneficial Owner	Owned(1)	Owned(2)
5% or Greater Stockholders
Invesco Ltd.(3)	4,508,674	16.7%

Directors and Named Executive Officers(4)
Paul McDonnel(5)	8,466	0.0%
Steven Chan	0	0.0%
Charles Cargile(6)	21,021	0.1%
Rhone Resch(7)	12,325	0.0%
Daniel Gross(8)	8,731	0.0%
Stanley Speer(9)	8,755	0.0%
Judith Hall(10)	2,915	0.0%
All officers and directors as a group (8 persons)	62,213	0.2%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.

(2) Percentage based on 27,047,744 shares of Common Stock issued and outstanding at April 30, 2021.

(3) The information reported is based solely on a Schedule 13G filed with the SEC by Invesco Ltd. on April 12, 2021. According to the Schedule 13G/A, the address for Invesco Ltd. is 1555 Peachtree Street NE, Suite 1800, Atlanta, GA 30309.

(4) The address for our officers and directors is c/o of the Company, 2270 Douglas Blvd, Suite #216, Roseville, California 95661.

(5) Includes (a) 2,218 shares of common stock, and (b) 6,248 shares underlying options that are vested and currently exercisable and options which may be exercisable within 60 days of April 30, 2021.

(6) Includes 21,021 shares underlying options that are vested and currently exercisable and options which may be exercisable within 60 days of April 30, 2021.

(7) Includes (a) 1,613 shares of common stock, and (b) 10,712 shares underlying options that are vested and currently exercisable and options which may be exercisable within 60 days of April 30, 2021.

(8) Includes (a) 1,589 shares of common stock, and (b) 7,142 shares underlying options that are vested and currently exercisable and options which may be exercisable within 60 days of April 30, 2021.

(9) Includes (a) 1,613 shares of common stock, and (b) 7,142 shares underlying options that are vested and currently exercisable and options which may be exercisable within 60 days of April 30, 2021.

(10) Includes (a) 1,528 shares of common stock, and (b) 1,387 shares underlying options that are vested and currently exercisable and options which may be exercisable within 60 days of April 30, 2021.

PROPOSAL 1:

TO ELECT FIVE (5) DIRECTORS TO SERVE UNTIL THE 2022 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED

Our Board of Directors presently consists of six members. At the Annual Meeting, five (5) persons are to be elected. Each elected director will serve until our next annual meeting of stockholders and until a successor is elected and qualified. All of the nominees currently serve on the Board.

Mr. Cargile has notified us of his decision not to stand for re-election at the Annual Meeting. We thank Mr. Cargile for his five years of dedicated service. On May 3, 2021, our Board approved a decrease in the authorized number of directors from six to five directors, effective as of the date of the Annual Meeting.

All nominees have consented to serve if elected. We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy, or our Board may reduce its size. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.

The term of office of each person elected as a director will continue until our next annual meeting or until his or her successor has been elected and qualified, or until the director’s death, resignation or removal.

Biographical and certain other information concerning our nominees for election to the Board is set forth below. Except as indicated below, none of our directors is a director of any other reporting companies. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

BOARD NOMINEES

Name	Age
Gaylon Morris	48
Daniel Gross	51
Rhone Resch	54
Judith Hall	58
Stanley Speer	60

Background of Nominees

Gaylon Morris joined the Company as Chief Executive Officer in January 2021 after two decades leading large-scale engineering and construction companies through transition and growth. Prior to joining the Company, Mr. Morris served as Business Strategist at Rosendin Electric, one of the largest electrical contractors, from September 2019 to March 2020 where he was responsible for identifying, researching, and developing go-to-market strategies to target new market opportunities. Before Rosendin Electric, he was Senior Vice President of Operations for Strategic Growth and Market Development at Cupertino Electric, Inc. (“CEI”), a large, national electrical contractor, since October 2016. At CEI, Mr. Morris was responsible for developing and successfully implementing strategies for CEI’s growth divisions, specifically in Modular Manufacturing, Renewable Energy (photovoltaics and storage), and Utility Electrical (transmission, distribution, and substation). Other previous experience includes senior executive roles at NTS Corporation, Methode Electronics and MET Laboratories, along with serving in the United States Navy, where he was a Submarine Service Reactor Plant Operator.

Mr. Morris is qualified to serve on the Board because of his experience in senior executive roles and his extensive background in business strategy.

Daniel Gross has served as a director of the Company since March 2018. Since 2020, Mr. Gross has been Chief Investment Officer of Climate Real Impact Solutions, a serial issuer of SPACs focused on carbon avoidance, carbon removal and clean energy. Since 2015, Mr. Gross has served as an Adjunct Professor at Columbia University and since 2016 as a Lecturer at Yale University. Mr. Gross previously served as a Managing Director of Pegasus Capital Advisors from 2015 through 2016 and a Managing Director of Oaktree Capital Management from 2013 through 2015. Mr. Gross was one of the founding Partners of Hudson Clean Energy, a private equity firm with over $1 billion in assets under management. Prior to Hudson, Mr. Gross worked in the U.S. alternative energy investment group at Goldman Sachs as well as GE Capital’s Energy Financial Services unit, where he founded the renewable energy investment business. Mr. Gross is co-founder and principal of Pivotal180, a firm providing consulting, financial advisory and finance training services, with a particular emphasis on emerging markets. Mr. Gross is a Fulbright Scholar and holds a Master’s degree in Environmental Management, Master’s in Business Administration and Bachelor of Arts Degree (Phi Beta Kappa) from Yale University.

Mr. Gross is qualified to serve on our Board of Directors due to his substantial background in both the financial and renewable energy industries.

Rhone Resch has served as a director of the Company since November 2016. In 2016, Mr. Resch founded and serves as Chief Executive Officer of the Advanced Energy Advisors, a strategic, impact consulting firm that helps clean energy companies navigate complex political, economic and business environments on tax, trade, energy and infrastructure issues. He is also founder, President and CRO of Solarlytics, a power electronics company producing advanced solar products. Previously, he served as the President and Chief Executive Officer of Solar Energy Industries Association from 2004 until 2016. From 1998 until 2004, he served as the Senior Vice President of Natural Gas Supply Association, and from 1993 until 1998 he served as the Program Manager of the United States Environmental Protection Agency – Office of Air and Radiation. From 1992 until 1993 Mr. Resch served as a Senior Analyst at Project Performance Corporation. Mr. Resch received a Bachelor of Arts, English/Natural Resources from the University of Michigan, a Master of Environmental Science from State University of New York and a Master of Public Administration, Management from the Maxwell School at Syracuse University.

Mr. Resch is qualified to serve on our Board of Directors because of his industry expertise and corporate leadership experience.

Judith Hall has served as a director of the Company since October 2019 and as Chairperson of the Board since April 2021. Prior to joining the Board, Ms. Hall served as Chief Legal Officer and General Counsel of Recurrent Energy, LLC, one of North America’s largest utility-scale solar developers. From 2000 to 2009, Ms. Hall served as Associate General Counsel of Babcock & Brown LP, a global investment and advisory firm. From 1997 to 2000, Ms. Hall served as an Associate Attorney with Pillsbury Winthrop Shaw Pittman LLP in San Francisco, California. Ms. Hall received her undergraduate degree in Mechanical Engineering from University of California Berkeley. She received her Juris Doctor from University of California Hastings and her Master of Laws from University of California Berkeley.

Ms. Hall is qualified to serve on our board of Directors because of her legal and industry experience together with her engineering education.

Stanley Speer has served as a director of the Company since May 2018. Since May 2020, Mr. Speer is the Chief Financial Officer for Cadiz, Inc., a publicly-held real estate and water resource management company. Additionally, Mr. Speer is the principal of Speer and Associates, LLC since 2012, a consulting firm he founded to provide practical operational, financial and strategic financial solutions to public and private businesses. Previously, Mr. Speer was a Managing Director with Alvarez & Marsal (“A&M”), in Los Angeles specializing in advising and assisting boards of directors, investment groups, management groups and lenders in a wide range of turnaround, restructuring and reorganization situations. Prior to joining A&M, Mr. Speer spent ten years as Chief Financial Officer for Cadiz and its subsidiary Sun World International, a fully-integrated agriculture company. Prior to Cadiz, Mr. Speer was a partner with Coopers & Lybrand (now PricewaterhouseCoopers), where he spent 14 years in the Los Angeles office specializing in business reorganizations and mergers and acquisitions. Mr. Speer earned his bachelor’s degree in business administration from the University of Southern California.

Mr. Speer is qualified to serve on our Board of Directors due to his many years of experience advising public and private companies.

Required Vote

Directors are elected by a plurality of the votes represented by the shares of common stock present at the meeting virtually or by proxy. This means that the five (5) director nominees with the most affirmative votes will be elected.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL THE NOMINEES NAMED ABOVE.

Information Regarding the Board and its Committees

Board Independence

Our Board of Directors presently consists of six members. Following the Annual Meeting, our Board of Directors will consist of five members. Our Board of Directors has determined that each of Messrs. Speer, Gross and Resch and Ms. Judith Hall are “independent,” as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and as determined in accordance with Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market, Inc.

Board Committees

Audit Committee. The Board has a standing Audit Committee, consisting of Messrs. Stanley Speer (Chair), Rhone Resch and Daniel Gross as members. The Audit Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. The Audit Committee’s charter is available on our website (www.sunworksusa.com). The Audit Committee held five meetings during the fiscal year ended December 31, 2020.

The Audit Committee’s responsibilities include (1) the integrity of our financial statements and disclosures; (2) the independent auditor’s qualifications and independence; (3) the performance of our internal audit function and independent registered public accounting firm; (4) the adequacy and effectiveness of our internal controls; (5) our compliance with legal and regulatory requirements; and (6) the processes utilized by management for identifying, evaluating, and mitigating strategic, financial, operational, regulatory, and external risks inherent in our business. The Audit Committee also prepares the Audit Committee report that is required pursuant to the rules of the SEC.

The Board has determined that each member of the Audit Committee is “independent,” as that term is defined by applicable SEC rules. In addition, the Board has determined that each member of the Audit Committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market.

The Board has determined that Mr. Speer is an “audit committee financial expert” serving on its Audit Committee, and is independent, as the SEC has defined that term in Item 407 of Regulation S-K.

Corporate Governance/Nominating Committee. The Board has a standing Corporate Governance/Nominating Committee. The Nominating and Governance Committee consists of Ms. Judith Hall (Chair), and Messrs. Daniel Gross and Stanley Speer as members. The Nominating and Governance Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for its composition and meetings. The Corporate Governance/Nominating Committee’s charter is available on our website (www.sunworksusa.com). The Corporate Governance/Nominating Committee convened in accordance with its charter during various meetings of the Board during the fiscal year ended December 31, 2020.

The Corporate Governance/Nominating Committee has been established by the Board in order, among other things to: (1) develop and recommend to the Board our Corporate Governance Guidelines and oversee compliance therewith; (2) assist the Board in effecting Board organization, membership and function including identifying qualified Board nominees; (3) assist the Board in effecting the organization, membership and function of Board committees including the composition of Board committees and recommending qualified candidates therefor; (4) evaluate and provide successor planning for the Chief Executive Officer and other executive officers; and (5) to develop criteria for Board membership, such as independence, term limits, age limits and ability of former employees to serve on the Board and the evaluation of candidates’ qualifications for nominations to the Board its committees as well as removal therefrom, respectively.

The Corporate Governance/Nominating Committee does not have a formal policy that requires it to consider any director candidates that might be recommended by stockholders but adheres to our Bylaw provisions and Securities and Exchange Commission rules relating to proposals by stockholders. The Corporate Governance/Nominating Committee of our Board of Directors is responsible for identifying and selecting qualified candidates for election to our Board of Directors prior to each annual meeting of our stockholders. In identifying and evaluating nominees for director, the Corporate Governance/Nominating Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity, values and diversity which the candidate may bring to our Board of Directors.

The Board has determined that all the members of the Corporate Governance/Nominating Committee are “independent” under the current listing standards of the Nasdaq Stock Market.

Compensation Committee. The Board has a standing Compensation Committee. The Compensation Committee of the Board is composed entirely of directors who are not our current or former employees, each of whom meets the applicable definition of “independent” as defined by the rules of the Nasdaq Stock Market. None of the members of the Compensation Committee during fiscal 2020 (i) had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of related party transactions or (ii) was an executive officer of a company of which an executive officer of us is a director. The current members of the Compensation Committee are Mr. Rhone Resch (Chair), and Ms. Judith Hall. The Compensation Committee has no interlocks with other companies. The Compensation Committee’s charter is available on our website (www.sunworksusa.com). The Compensation Committee convened in accordance with its charter during various meetings of the Board during the fiscal year ended December 31, 2020.

The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation of our directors and executive officers. The Committee has overall responsibility for evaluating our compensation and benefit plans, policies and programs and ensuring overall alignment to the corporate compensation philosophy. The Compensation Committee also is responsible for preparing any report on executive compensation required by the rules and regulations of the SEC.

Because our principal executive office is located in California, we must comply with Sections 301.3 and 301.4 of the California Corporations Code. Section 301.3 provides that a publicly held corporation, as defined in the California Corporations Code, that has its principal executive offices in California must have had at least one female director by the close of 2019 and may be required to have as many as three female directors by the close of 2021, depending on the authorized number of directors. Section 301.4 provides that a publicly held corporation, as defined in the California Corporations Code, that has its principal executive offices in California must have had at least one director from an underrepresented community, as defined in Section 301.4, by the close of 2021, and may be required to have as many as three directors from underrepresented communities by the close of 2022, depending on the authorized number of directors. Failure to comply with Sections 301.3 or 301.4 can lead to the imposition of fines.

In 2019, Ms. Judith Hall joined us on our Board. We value not only the diversity of experience the professionals we hire bring to our Board room, but also the enriched cognitive diversity they bring to our collective approach to problem solving. We are proud that one-fourth of our independent Board is comprised of a woman director. Our Board and our Compensation Committee intend to cause us to continue to comply with Section 301.3 by adding qualified women to our Board, and to comply with Section 301.4 by adding directors from underrepresented communities.

The Board has determined that all the members of the Compensation Committee are “independent” under the current listing standards of the Nasdaq Stock Market.

None of our executive officers serves as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or Compensation Committee. No interlocking relationship exists between any member of the Board and any member of the compensation committee (or other committee performing equivalent functions) of any other company.

Family Relationships

There are no family relationships among our executive officers and directors.

Involvement in Certain Legal Proceedings

There are no legal proceedings related to any of the directors or director nominees which require disclosure pursuant to applicable SEC rules.

Director Meeting and Attendance

During 2020, the Board held 37 meetings, and also took certain actions by unanimous written consent. No Board member attended fewer than 75% of the total Board meetings or of meetings held by all committees on which he or she served during 2020.

Code of Conduct and Ethics

We have adopted a code of conduct that applies to all of our directors, officers, and employees. The text of the code of conduct has been posted on our internet website and can be viewed at www.sunworksusa.com. Any waiver of the provisions of the code of conduct for executive officers and directors may be made only by the Audit Committee and, in the case of a waiver for members of the Audit Committee, by our Board of Directors. Any such waivers will be promptly disclosed to our stockholders.

Corporate Governance and Related Matters

Board of Directors Leadership Structure and Role in Risk Oversight.

Our Board is responsible for the selection of the Chairperson of the Board and the Chief Executive Officer. Joshua Schechter served as our Chairperson until January 2020. Charles Cargile served as the Chief Executive Officer and Chairperson, effective January 2020 until his resignation as Chief Executive Officer in August 2020. Mr. Cargile returned to serve briefly as principal executive officer in October 2020 until our appointment of Gaylon Morris as our new Chief Executive Officer and member of the Board of Directors on January 11, 2021. Mr. Cargile continued to serve in his role as Chairperson of the Board of Directors until April 2021. After Mr. Cargile’s resignation as Chairperson, the Board appointed Judith Hall to serve as our Chairperson effective April 2021.

While management is responsible for managing the day-to-day issues faced by the Company, our Board has an active role, directly and through its committees, in the oversight of the Company’s risk management efforts. The Board carries out this oversight role through several levels of review. The Board regularly reviews and discusses with members of management information regarding the management of risks inherent in the operation of the Company’s business and the implementation of the Company’s strategic plan, including the Company’s risk mitigation efforts.

Each of the Board’s committees also oversees the management of the Company’s risks that are under each committee’s areas of responsibility. For example, the Audit Committee oversees management of accounting, auditing, external reporting, internal controls, and cash investment risks. The Corporate Governance/Nominating Committee oversees the Company’s compliance policies, Code of Conduct and Ethics, conflicts of interests, director independence and corporate governance policies. The Compensation Committee oversees risks arising from compensation practices and policies. While each committee has specific responsibilities for oversight of risk, the Board is regularly informed by each committee about such risks. In this manner, the Board can coordinate its risk oversight.

Communications with the Board of Directors

Stockholders and other parties may communicate directly with the Board or any relevant director by addressing communications to:

Sunworks, Inc.
c/o Corporate Secretary
2270 Douglas Blvd, Suite #216
Roseville, CA 95661

All stockholder correspondence will be compiled by our Corporate Secretary and forwarded as appropriate.

Director Attendance at Annual Meetings

We do not have a formal policy regarding attendance of Board members at annual meetings. We do expect that each of our directors will attend the Annual Meeting.

Transactions with Related Persons

The following is a description of transactions since January 1, 2020, to which we have been a party in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of 5% or more of our capital stock, or entities affiliated with them, had or will have a direct or indirect material interest:

In April 2018, we entered into a Loan Agreement with CrowdOut Capital, Inc., pursuant to which we issued an aggregate of $3.75 million in promissory notes, of which $3 million were Senior Notes and $750,000 were Subordinated Notes. The Subordinated Notes were funded by our former Chairperson and Chief Executive Officer, Charles Cargile, and our President of Commercial Operations, Kirk Short. The Loan Agreement provided for the appointment of Joshua Schechter to our Board of Directors and the right of CrowdOut Capital, Inc. to at any time designate a replacement for Mr. Schechter. CrowdOut Capital, Inc.’s right to designate a director to our Board of Directors terminated upon the satisfaction of all of our obligations under the Loan Agreement.

On January 27, 2020, our Board of Directors received written notice from Joshua Schechter of his resignation as director and Chairperson of our Board of Directors, effective immediately.

On January 28, 2020 we entered into a second amendment to the Loan Agreement, pursuant to which the Loan Agreement was amended to permit the partial prepayment of $1.5 million without prepayment fees. The Loan Amendment also provided that, unless an event of default occurred under the Loan Agreement, CrowdOut would no longer have the right to designate a member to our Board of Directors.

Effective with the Loan Amendment, our Board of Directors appointed Charles Cargile as Chairperson to fill the vacancy resulting from Mr. Schechter’s resignation. Mr. Cargile served as Chairperson until April 26, 2021. On January 29, 2020 we paid CrowdOut $1.5 million as a prepayment of the $3 million Senior Note.

On December 4, 2020, the Company paid the remaining outstanding balance of the $1.5 million Senior Note and $750,000 of Subordinated Notes together with the $435,000 exit fee. No balance or obligations remained outstanding as of December 31, 2020.

PROPOSAL 2

AMENDMENT TO THE SUNWORKS, INC. 2016 EQUITY INCENTIVE PLAN TO INCREASE THE TOTAL NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN

Overview

We are seeking stockholder approval to amend the 2016 Plan to increase the total number of shares of our common stock reserved for issuance under the plan by 1,500,000 shares, or from 542,858 shares to 2,042,858 shares. The Board approved an amendment to increase the number of shares available for awards made under the Company’s 2016 Plan by 1,500,000 shares on May 3, 2021, subject to stockholder approval. The Board unanimously recommends that our stockholders vote “FOR” approval of the amendment to the 2016 Plan to increase the total number of shares reserved for issuance under the plan by 1,500,000 shares. The principal provisions of the 2016 Plan, as amended, are summarized below and the proposed amendment to the 2016 Plan is attached hereto as Appendix A. The following discussion is qualified in its entirety by reference to the 2016 Plan.

Principal Reasons for Requested Share Increase

The approval of this proposal by our stockholders, which would result in the immediate availability of additional shares for issuance under the 2016 Plan, is critical to the furtherance of our compensation programs, and vital to the growth and success of our business. In particular, an increase in the number of shares reserved for issuance under the 2016 Plan is necessary for us to retain our key employees, to continue to motivate and incentivize our employees, and to align the interests of our employees with those of our stockholders.

In an effort to preserve cash and to attract, retain and motivate persons who make important contributions to our business, we would like to issue securities to our officers, directors and consultants.

As of December 31, 2020, we had an aggregate of 319,015 shares reserved for issuance under our 2016 Plan, and outstanding options to purchase 88,441 shares of our common stock under the 2016 Plan. During the period from January 1, 2021 through April 30, 2021, we issued additional options to purchase an additional 547,500 shares of our common stock under the 2016 Plan, leaving an aggregate of zero shares remaining available for issuance under the plan. Included in these additional grants are options to purchase up to 260,000 shares of our common stock granted in April 2021 to certain former employees of Solcius LLC, which we acquired on April 8, 2021, which are expressly subject to and conditioned upon the approval by our stockholders of an increase in the number of shares of our common stock reserved for issuance under our 2016 Plan.

Description of the 2016 Plan (as proposed to be amended)

The material terms of the 2016 Plan, as proposed to be amended, are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2016 Plan. You are encouraged to read the full text of the 2016 Plan, as proposed to be amended, before making a voting decision.

Our officers and directors are eligible to receive grants under the 2016 Plan, and have a substantial direct interest in the approval of this proposal by our stockholders.

The 2016 Plan was adopted by the stockholders on June 29, 2016. The 2016 Plan will terminate on the tenth anniversary of the date of its adoption by the Board, unless earlier terminated by the Board. The maximum number of shares of common stock that may be issued under the 2016 Plan is 2,042,858 (if this proposal is approved). In the event of a stock dividend, stock split or other change in our capital structure, the Administrator will make appropriate adjustments to the limits described above and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards, any exercise prices relating to awards and any other provisions of awards affected by the change. The Administrator may also make similar adjustments to take into account other distributions to stockholders or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the 2016 Plan and to preserve the value of awards.

Administration. The Compensation Committee administers the 2016 Plan. The term “Administrator” is used in this proxy statement to refer to the person (the committee and its delegates) charged with administering the 2016 Plan. The Administrator has full authority to determine who will receive awards and to determine the types of awards to be granted as well as the amounts, terms, and conditions of any awards. Awards may be in the form of options, SARs, restricted or unrestricted stock, deferred grants (“deferred stock”), other stock-based awards, or cash awards, and any such award may be a performance-based award. The Administrator has the right to determine any questions that may arise regarding the interpretation and application of the provisions of the 2016 Plan and to make, administer, and interpret such rules and regulations as it deems necessary or advisable. Determinations of the Administrator made under the 2016 Plan are conclusive and bind all parties.

Eligibility. Participation is limited to officers, employees and directors, as well as consultants who are selected by the Administrator to receive an award (each an “Eligible Person”). The group of persons from which the Administrator will select participants consists of all employees of the Company

Stock Options. The Administrator may, from time to time, award options to any participant subject to the limitations described above. Stock options give the holder the right to purchase shares of common stock of the Company within a specified period of time at a specified price. Two types of stock options may be granted under the 2016 Plan: incentive stock options (“ISOs”), which are subject to special tax treatment as described below, and nonstatutory options (“NSOs”). Eligibility for ISOs is limited to employees of the Company and its subsidiaries.

The exercise price of an option cannot be less than the fair market value of the common stock at the time of grant. The expiration date is determined in the discretion of the Administrator; provided, however, that the expiration date of an option cannot be more than ten years after the date of the original grant. The Administrator also determines all other terms and conditions related to the exercise of an option, including the consideration to be paid, if any, for the grant of the option, the time at which options may be exercised and conditions related to the exercise of options.

Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights (“SARs”), under the 2016 Plan. A SAR entitles the holder upon exercise to receive an amount in cash or common stock or a combination thereof (as determined by the Administrator) computed by reference to appreciation in the value of a share of common stock above a base amount which may not be less than fair market value on the date of grant.

Stock Awards; Restricted Stock. The 2016 Plan provides for awards of nontransferable shares of restricted common stock, as well as unrestricted shares of common stock. Awards of restricted stock and unrestricted stock may be made in exchange for services or other lawful consideration. Generally, awards of restricted stock are subject to the requirement that the shares be forfeited or resold to the Company unless specified conditions are met. Subject to these restrictions, conditions and forfeiture provisions, any recipient of an award of restricted stock will have all the rights of a stockholder of the Company, including the right to vote the shares and to receive dividends. Other awards under the 2016 Plan may also be settled with restricted stock. The 2016 Plan also provides for deferred stock entitling the recipient to receive shares of common stock in the future on such conditions as the Administrator may specify. We intend that any stock award or award of deferred stock resulting in a deferral of compensation subject to Section 409A of the Code will be structured to the maximum extent possible to meet the applicable tax law requirements of Section 409A of the Code in order to avoid adverse tax consequences to recipients or us.

Performance Awards. The Administrator may also make awards subject to the satisfaction of specified performance criteria. Performance awards may consist of common stock or cash or a combination of the two. The performance criteria used in connection with a particular performance award will be determined by the Administrator. The Administrator will determine whether the performance targets or goals that have been chosen for a particular performance award have been met.

General Provisions Applicable to All Awards. Neither ISOs nor, except as the Administrator otherwise expressly provides, other awards may be transferred other than by will or by the laws of descent and distribution. During a recipient’s lifetime an ISO and, except as the Administrator may provide, other non-transferable awards requiring exercise may be exercised only by the recipient. Shares delivered under the 2016 Plan may consist of either authorized but unissued or treasury shares. The number of shares delivered upon exercise of a stock option is determined net of any shares transferred by the optionee to the Company (including through the holding back of shares that would otherwise have been deliverable upon exercise) in payment of the exercise price or tax withholding.

Change in Control. In the event of a Change in Control (as defined in the 2016 Plan), each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under the 2016 Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control. Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change in Control.

Amendment. The Administrator may at any time or times amend the 2016 Plan or any outstanding award for any purpose which may at the time be permitted by law, and may at any time terminate the 2016 Plan as to any future grants of awards. The Administrator may not, however, alter the terms of an award so as to affect adversely the participant’s rights under the award without the participant’s consent, unless the Administrator expressly reserved the right to do so at the time of the Award.

Summary of U.S. Federal Income Tax Consequences of the 2016 Plan

The following discussion summarizes certain federal income tax consequences of the grant and exercise of stock options under the 2016 Plan under the law as in effect on the date of this proxy statement. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with stock options or federal tax consequences associated with other awards under the 2016 Plan, nor does it cover state, local or non-U.S. taxes.

ISOs. In general, an optionee realizes no taxable income for regular income tax purposes upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise (a “disqualifying disposition”) produces ordinary income to the optionee equal to the value of the shares at the time of exercise less the exercise price. A corresponding deduction is available to the Company. Any additional gain recognized in the disqualifying disposition is treated as a capital gain for which the Company is not entitled to a deduction. In general, if the disqualifying disposition is an arm’s length sale at less than the fair market value of the shares at time of exercise, the optionee’s ordinary income, and the Company’s corresponding deduction, are limited to the excess, if any, of the amount realized on the sale over the amount paid by the optionee for the stock. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

NSOs. In general, in the case of a NSO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to the Company, and upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as a capital gain or loss for which the Company is not entitled to a deduction.

In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NSO. ISOs are also treated as NSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

The Administrator may award stock options that are exercisable for restricted stock. Under Section 83 of the Code, an optionee who exercises an NSO for restricted stock will generally have income only when the stock vests. The income will equal the fair market value of the stock at that time less the exercise price. However, the optionee may make a so-called “83(b) election” in connection with the exercise to recognize taxable income at that time. Assuming no other applicable limitations, the amount and timing of the deduction available to the Company will correspond to the income recognized by the optionee. If an ISO is exercised for restricted stock, a timely 83(b) election will have the effect, in general, of fixing the amount taken into account for alternative minimum tax purposes at the excess of the fair market value of the shares at time of exercise over the exercise price. However, for regular income tax purposes the ordinary income and corresponding Company deduction associated with a disqualifying disposition of stock acquired upon exercise of an ISO, where the stock was restricted at time of exercise but vested prior to the disposition, would be determined by reference to the fair market value of the shares on the date of vesting whether or not the optionee made an 83(b) election.

Under the so-called “golden parachute” provisions of the Code, the accelerated vesting of awards in connection with a change in control of the Company may be required to be valued and taken into account in determining whether a participant has received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including the payment consisting of accelerated vesting of awards, may be subject to an additional 20% federal tax and may be nondeductible to the Company.

Section 162(m) of the Internal Revenue Code disallows a tax deduction to public companies for compensation paid in excess of $1 million to “covered employees” as defined under Section 162(m). The $1 million compensation limit applies to a public company’s chief executive officer, chief financial officer, and three highest-paid officers other than the CEO and CFO. The limit also applies to certain individuals who were covered employees in years other than the then-current taxable year. Because the Company issued awards under the 2016 Plan prior to November 2, 2017, there may be exceptions to this $1 million deduction limitation for certain performance-based compensation if certain factual and legal requirements are met.

Stock options awarded under the 2016 Plan are intended to comply with or be exempt from the rules of Section 409A of the Code and guidance issued thereunder and will be administered accordingly.

New Plan Benefits

If our stockholders approve this proposal, the additional shares of our common stock that would become reserved for issuance under the 2016 Plan would be immediately available to grant equity awards to eligible plan participants. The number of awards (if any) that may be received by individual employees or groups of employees under our 2016 Plan is in the discretion of our Board of Directors and therefore cannot be determined in advance.

Required Vote

The affirmative vote of a majority of the outstanding shares of our common stock present virtually or represented by proxy and entitled to vote at the special meeting is required to approve the amendment to the 2016 Plan to increase the total number of shares of our common stock reserved for issuance under the 2016 Plan by 1,500,000 shares, or from 542,858 shares to 2,042,858 shares.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR 2016 PLAN TO INCREASE THE TOTAL NUMBER OF SHARES OF OUR COMMON STOCK RESERVED FOR ISSUANCE UNDER THE PLAN.

PROPOSAL 3

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in the Summary Compensation Table (the “Named Executive Officers”). The Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the Named Executive Officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholders’ vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of the Named Executive Officers that is disclosed in this Proxy Statement by voting for or against the resolution below (or by abstaining with respect to the resolution). In accordance with Section 14A of the Exchange Act, we are asking our stockholders to vote FOR the approval of the following resolution at the Annual Meeting:

RESOLVED, that the stockholders of the Company approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of this Proxy Statement, as such compensation is disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 3 will not be construed: (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the Named Executive Officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

Vote Required

The approval, on a non-binding, advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the outstanding shares of our common stock present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting. To be approved, Proposal 3 must receive “For” votes from the holders of a majority of shares of common stock present virtually or by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect on the result of this proposal.

While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board value the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers.

RECOMMENDATION OF THE BOARD FOR PROPOSAL 3

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTED OFFICERS, AS STATED IN THE ABOVE NON-BINDING RESOLUTION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding how frequently the Company should seek from its stockholders a non-binding advisory vote (similar to Proposal 3 above) on the compensation disclosed in the Company’s proxy statement of its executive officers who are named in the proxy statement’s summary compensation table for the year in question (the “Named Executive Officers”). By voting on this frequency proposal, stockholders may indicate whether they would prefer that the advisory vote on the compensation of the Company’s Named Executive Officers occur every one, two or three years. Stockholders may also abstain from voting on the proposal.

The Board of Directors has determined that an advisory vote by the Company’s stockholders on executive compensation that occurs every three years is the most appropriate alternative for the Company. In formulating its conclusion, the Board of Directors considered that, because the Company’s compensation program for executive officers is not complex, a stockholder advisory vote every three years should be sufficient to permit our stockholders to express their views about our compensation program. Also, the Board of Directors believes that the success of the Company’s executive compensation program should be judged over a period of time that is longer than one year.

With regard to the advisory vote on the frequency of future stockholder advisory votes on executive compensation, the option (every “One Year,” “Two Years” or “Three Years”), if any, that receives the affirmative vote of a majority of the outstanding shares of our common stock present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting will be deemed to be the frequency preferred by our stockholders, although this approval will be provided on a non-binding, advisory basis. If you “Abstain” from voting, it will have the same effect as an “Against” vote for each option. Broker non-votes will have no effect on the result of this proposal.

Because this vote is advisory and not binding on either the Board of Directors or the Company, the Board of Directors may subsequently decide that it is in the best interests of the Company and its stockholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Company’s stockholders at the Annual Meeting.

In accordance with Section 14A of the Exchange Act, we are asking our stockholders to vote for a frequency of every “THREE YEARS” with respect to how frequently the Company should seek from its stockholders a non-binding advisory vote on the compensation of its Named Executive Officers.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO CONDUCT AN ADVISORY STOCKHOLDER VOTE EVERY THREE YEARS ON THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS NAMED IN THE PROXY STATEMENT’S SUMMARY COMPENSATION TABLE FOR THAT YEAR.

PROPOSAL 5:

RATIFICATION OF THE APPOINTMENT OF KMJ CORBIN & COMPANY LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021

The Company’s stockholders are being asked to ratify the Board’s appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for fiscal year ending December 31, 2021. KMJ Corbin & Company LLP has provided services in connection with the audit of our financial statements since June 2020.

The Company’s organizational documents do not require that the stockholders ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm, and stockholder ratification is not binding on the Company, the Board or the Audit Committee. We request such ratification, however, as a matter of good corporate practice. Our Board, including our Audit Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the ratification of the appointment of KMJ Corbin & Company LLP as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate what actions may be appropriate to address those concerns, although the Audit Committee, in its discretion, may still retain KMJ Corbin & Company LLP. In the event that the ratification of this selection is not approved by an affirmative majority of the shares of common stock present virtually or by proxy and entitled to vote on the proposal at the Annual Meeting, management will review its future selection of our independent registered public accounting firm.

A representative of KMJ Corbin & Company LLP is expected to be present virtually at the 2021 Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

2020 Change in Auditor

As reported on our Current Report on Form 8-K filed on June 3, 2020 (the “Change in Auditor 8-K”), our Board approved the dismissal of Ligett & Webb, PA (“L&W”) as our independent registered public accounting firm and engaged KMJ Corbin & Company LLP to serve in this role for the fiscal year ending December 31, 2020, effective June 1, 2020.

We notified L&W of its dismissal in June 1, 2020. The reports of L&W on our financial statements for the fiscal years ended December 31, 2018 and December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the fiscal years ended December 31, 2018 and December 31, 2019 and the subsequent interim period through June 1, 2020, (i) there were no disagreements with L&W on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to the satisfaction of L&W, would have caused L&W to make reference to the subject matter of the disagreement in their reports on our financial statements and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended). We provided L&W with a copy of the foregoing disclosures and requested that L&W furnish a letter addressed to the SEC stating whether it agreed with the above disclosures. A copy of L&W’s letter dated June 3, 2020 to the SEC was filed as Exhibit 16.1 to the Change in Auditor 8-K.

During the fiscal years ended December 31, 2019 and December 31, 2018 and during the subsequent interim period from January 1, 2020 through June 1, 2020, neither we nor anyone on the Company’s behalf consulted KMJ Corbin & Company LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to us that KMJ Corbin & Company LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financials reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Audit Fees

Set below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the Company’s principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Auditor:	2020	2019
KMJ Corbin & Company LLP	$32,800	$-
Liggett & Webb, P.A.	$129,500	$147,500

Audit-Related Fees

Set forth below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the Company’s principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees” above. Primarily related to consent fees.

Auditor:	2020	2019
KMJ Corbin & Company LLP	$7,000	$-
Liggett & Webb, P.A.	$5,000	$17,500

Tax Fees

Set forth below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The Company has retained other accountants for these tax services for the fiscal year ended December 31, 2020.

	2020	2019
KMJ Corbin & Company LLP	$-	$-
Liggett & Webb, P.A.	$15,000	$15,000

All Other Fees

Set forth below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported above.

	2020	2019
KMJ Corbin & Company LLP	$-	$-
Liggett & Webb, P.A.	$1,000	$-

The fees above are related to registration statements.

Pre-Approval Policies and Procedures of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit, and tax fees, typically at the beginning of our fiscal year, all audit, audit related and non-audit services, other than de minimis non-audit services, to be provided by an independent registered public accounting firm. These services may include, among others, audit services, audit-related services, tax services and other services and such services are generally subject to a specific budget. During 2020, 97% of all accounting fees incurred were pre-approved by the audit committee. The independent registered public accounting firm and management are required to periodically report to the full Board of Directors regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. As part of the Board’s review, the Board will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. At Audit Committee meetings throughout the year, the auditor and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

The Audit Committee has considered the provision of non-audit services provided by our independent registered public accounting firm to be compatible with maintaining their independence. The audit committee will continue to approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Percentage of Services Approved by Audit Committee

All services were approved by the Audit Committee.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote on the matter is needed to ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the year ending December 31, 2021.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 5:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KMJ CORBIN & COMPANY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

AUDIT COMMITTEE REPORT

The Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Sunworks, Inc. (the “Company”) has furnished this report concerning the independent audit of the Company’s financial statements. Each member of the Audit Committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and rulemaking of the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market regulations. A copy of the Audit Committee Charter is available on the Company’s website at ir.sunworksusa.com.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board, but management has the primary responsibility for the financial statements and the reporting process, including the Company’s internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.

The Audit Committee reviewed and discussed with KMJ Corbin & Company LLP, which was responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Auditing Standard No. 1301, “Communication with Audit Committees” of the Public Company Accounting Oversight Board. In addition, the Audit Committee has discussed with KMJ Corbin & Company LLP its independence from management and the Company, has received from KMJ Corbin & Company LLP the written disclosures and the letter required by Public Company Accounting Oversight Board Rule 3526 “Communication with Audit Committees Concerning Independence,” and has considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee has met with KMJ Corbin & Company LLP to discuss the overall scope of its services, its evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting. KMJ Corbin & Company LLP, as the Company’s independent registered public accounting firm during fiscal year 2020, also periodically updates the Audit Committee about new accounting developments and their potential impact on the Company’s reporting. The Audit Committee’s meetings with KMJ Corbin & Company LLP were held with and without management present. Members of the Audit Committee are not employed by the Company, nor does the Audit Committee provide any expert assurance or professional certification regarding the Company’s financial statements. We rely, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, we recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

The foregoing report has been furnished by the Audit Committee.

Respectfully submitted,
AUDIT COMMITTEE
Stanley Speer (Chairperson)
Daniel Gross
Rhone Resch

This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

EXECUTIVE OFFICERS

The following persons are our named executive officers (the “Named Executive Officers”) and hold the offices set forth opposite their names.

Name	Position
Charles Cargile	Former Chief Executive Officer
Steven Chan	Former Chief Executive Officer
Paul C. McDonnel	Interim Chief Financial Officer, Treasurer

Mr. Cargile, age 56, resigned as Chief Executive Officer effective August 21, 2020. Mr. Chan was appointed Chief Executive Officer effective August 10, 2020 and resigned effective October 22, 2020. Mr. Cargile returned to serve briefly as principal executive officer in October 2020 until the appointment of Gaylon Morris as Chief Executive Officer on January 11, 2021.

Paul McDonnel, age 65, joined the Company in September 2016 as our Chief Financial Officer and transitioned to Treasurer in May 2018. In February 2019, Mr. McDonnel was named as our Interim Chief Financial Officer. Prior to joining the Company, Mr. McDonnel served as the President of Vulcan Precision Linings since 2010. From 2009 until 2010 Mr. McDonnel served as the Chief Operating Officer of Franklin Covey Products, LLC. From 2006 until 2009 he served as the Corporate Controller & Chief Financial Officer of Arrowhead Research Corp., (NASDAQ: ARWR). From 2003 until 2005 Mr. McDonnel served as the Chief Executive Officer of Quality Imaging Products, and from 1999 until 2003 he served as the Chief Financial Officer and Senior Manager-Operations of Recall Secure Destruction Services. From 1994 to 1998 Mr. McDonnel served as the VP of Operations and Chief Operating Officer of Reid Plastics, Inc. (“Reid”). From 1990 until 1994 he served as Reid’s Chief Financial Officer. From 1987 to 1990 Mr. McDonnel served as the Vice President of Finance of Trojan Enterprises. From 1982 until 1987 he served in the audit practice of the Small Business Division of the Los Angeles office of Arthur Andersen & Co. Mr. McDonnel received both a Master of Arts - Management Accounting and Bachelor of Science – Accounting from Brigham Young University. Mr. McDonnel is a Certified Public Accountant in the State of California.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

The following Executive Compensation and Related Information describes the material elements of compensation for our the Named Executive Officers identified in the Summary Compensation Table, and executive officers that we may hire in the future. As more fully described above, the Compensation Committee is responsible for recommendations relating to compensation of our directors and executive officers.

Compensation Program Objectives and Rewards

Our compensation philosophy is based on the premise of attracting, retaining, and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of customers and stockholders, and rewarding outstanding performance. Following this philosophy, in determining executive compensation, we consider all relevant factors, such as the competition for talent, our desire to link pay with performance in the future, the use of equity to align executive interests with those of our Stockholders, individual contributions, teamwork and performance, and each executive’s total compensation package. We strive to accomplish these objectives by compensating all executives with total compensation packages consisting of a combination of competitive base salary and incentive compensation.

The primary purpose of the compensation and benefits described below is to attract, retain, and motivate highly talented individuals who will engage in the behaviors necessary to enable us to succeed in our mission while upholding our values in a highly competitive marketplace. Different elements are designed to engender different behaviors, and the actual incentive amounts, which may be awarded to each Named Executive Officer, are subject to the annual review of our Board of Directors. The following is a brief description of the key elements of our planned executive compensation structure.

●	Base salary and benefits are designed to attract and retain employees over time.
●	Incentive compensation awards are designed to focus employees on the business objectives for a particular year.
●	Equity incentive awards, such as stock options and non-vested stock, focus executives’ efforts on the behaviors within the recipients’ control that they believe are designed to ensure our long-term success as reflected in increases to our stock prices over a period of several years, growth in our profitability and other elements.
●	Severance and change in control plans are designed to facilitate a company’s ability to attract and retain executives as we compete for talented employees in a marketplace where such protections are commonly offered. We currently have not given separation benefits to any of our Name Executive Officers.

Benchmarking

We have not yet adopted benchmarking but may do so in the future. When making compensation decisions, our Board of Directors may compare each element of compensation paid to our Named Executive Officers against a report showing comparable compensation metrics from a group that includes both publicly-traded and privately-held companies. Our board believes that while such peer group benchmarks are a point of reference for measurement, they are not necessarily a determining factor in setting executive compensation as each executive officer’s compensation relative to the benchmark varies based on scope of responsibility and time in the position. We have not yet formally established our peer group for this purpose.

The Elements of Sunworks’ Compensation Program

Base Salary

Executive officer base salaries are based on job responsibilities and individual contribution. The board reviews the base salaries of our executive officers, including our Named Executive Officers, considering factors such as corporate progress toward achieving objectives (without reference to any specific performance-related targets) and individual performance experience and expertise. Additional factors reviewed by our Board of Directors in determining appropriate base salary levels and raises include subjective factors related to corporate and individual performance. For the year ended December 31, 2020, our Board of Directors approved all executive officer base salary decisions.

Our Board of Directors determines base salaries for the Named Executive Officers annually, and the Board, upon recommendation of the Compensation Committee proposes new base salary amounts, if appropriate, based on its evaluation of individual performance and expected future contributions. We adopted a 401(k) Plan in 2016 and base salary is the only element of compensation that is used in determining the amount of contributions permitted under the 401(k) Plan.

Incentive Compensation Awards

We have in prior years paid discretionary bonuses to our Named Executive Officers as approved by our Compensation Committee. No bonuses were paid in either 2020 or 2019.

Equity Incentive Awards

In March 2016, our Board of Directors adopted the 2016 Plan and in June 2016, our stockholders adopted the same. The maximum number of shares of common stock that may be issued under the 2016 Plan is 542,857. The 2016 Plan is currently administered by our Compensation Committee. The 2016 Plan authorizes grants of stock options, stock appreciation rights and restricted stock awards to officers, employees, directors of the Company as well as consultants who are selected by the Compensation Committee to receive an award. No option shall be exercisable more than 10 years after the date of grant. No option granted under the 2016 Plan is transferable by the individual or entity to whom it was granted otherwise than by will or laws of descent and distribution, and, during the lifetime of such individual, is not exercisable by any other person, but only by the recipient.

Benefits and Prerequisites

We have limited benefits and perquisites for our employees other than health insurance, 401(k) and vacation benefits that are generally comparable to those offered by other small private and public companies or as may be required by applicable state employment laws. We may confer other fringe benefits for our executive officers in the future if our business grows sufficiently to enable us to afford them.

Separation and Change in Control Arrangements

On September 22, 2017, we entered into a Change of Control Agreement with Paul McDonnel, our Interim Chief Financial Officer, to provide certain severance benefits in the event Mr. McDonnel’s employment with the Company terminates under certain circumstances.

Pursuant to the Change of Control Agreement, if within three months prior to a change of control or twenty-four months after a change of control (the “Change of Control Period”), Mr. McDonnel’s employment terminates as a result of an involuntary termination or a resignation for good reason, then the Company has agreed, upon the terms and subject to the conditions of the Change of Control Agreement, to pay to Mr. McDonnel: (i) any accrued and unpaid base salary as of the date of the employment termination; (ii) any accrued and unpaid value of unused paid time off; (iii) any accrued reimbursement for expenses incurred by Mr. McDonnel prior to his termination; (iv) any accrued and unpaid cash incentive bonus with respect to the most recent fiscal year; (v) severance payments as set forth in the Change of Control Agreement; and (vi) health benefits for a period twelve months. In addition, Mr. McDonnel’s outstanding options, stock appreciation rights, restricted stock awards and other equity-based awards as of the date of termination shall immediately vest and become exercisable.

The tables below estimate the current value of amounts payable in the event that a change of control occurred on December 31, 2020. The following tables exclude certain benefits, such as accrued vacation, that are available to all employees generally. The actual amount of payments and benefits that would be provided can only be determined at the time of a change of control and/or the qualifying separation from our Company.

Name	Base Salary (1)	Annual Incentive Bonus (2)	Value of Stock Options Accelerated (3) (4)
Paul McDonnel	$202,000	-	$6,300

(1)	Base salary is equal to 12 months of salary for Mr. McDonnel.

(2)	As no annual bonus amount is guaranteed, this carries zero value at December 31, 2020.

(3)	Based on the last sale price of the Company’s common stock as quoted on the Nasdaq Capital Market on December 31, 2020, which was $5.12 per share.

Upon the terms and subject to the conditions of the Change of Control Agreement, if Mr. McDonnel’s employment with the Company terminates during the Change of Control Period other than as a result of an Involuntary Termination (as defined in the Change of Control Agreement) or a Resignation for Good Reason (as defined in the Change of Control Agreement), including termination due to disability or death, then Mr. McDonnel shall receive his accrued and unpaid base salary, any accrued and unpaid value of unused paid time off, any accrued reimbursement for expenses incurred and any accrued and unpaid cash incentive bonus with respect to the most recent fiscal year.

Employment Agreements

We have entered into employment agreements with our Named Executive Officers as follows:

On March 29, 2017, we entered into an at-will employment agreement with our then Chief Executive Officer. Pursuant to the terms of the employment agreement, Mr. Cargile received a base salary of $300,000 per year and a discretionary bonus. The employment agreement also provided for a restricted stock grant of 71,429 shares, one third of which vested on the one-year anniversary of the grant, and the balance of which vested in twenty-four equal monthly installments commencing on the one-year anniversary of the grant.

Executive Officer Compensation

The following table sets forth the total compensation paid in all forms to the executive officers of the Company and includes our principal executive officer, our principal operating officer and our principal financial officer during the periods indicated:

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation	Non- Qualified Deferred Compensation Earnings	All Other Compensation (5)		Total

Charles Cargile, former Chairperson and Chief Executive Officer	2020	$178,800	$-	$63,000	$-	-	-	71,400	(5)	$313,200
	2019	300,000	-	250,000	27,700	-	-	-		577,700

Steven Chan, former Chief	2020	-	-	-	-	-	-	-		-
Executive Officer (3)	2019	-	-	-	-	-	-	-		-

Paul McDonnel, Interim Chief Financial	2020	$191,800	$-	$-	$-	-	-	-		$191,800
Officer (4)	2019	180,200	$-	-	11,400	-	-	-		191,600

(1)	The amount reflected in this column is the stock-based compensation cost recognized by the Company during fiscal years 2020 and 2019. The fair value of each restricted stock grant is estimated on the date of grant using the closing price of our common stock on the date of the grant as reported on the NASDAQ Capital Market.

(2)	The amount reflected in this column is the stock-based compensation cost recognized by the Company during fiscal years 2020 and 2019. The fair value of each grant is estimated on the date of grant using the Black-Scholes option-pricing model.

(3)	Steven Chan was appointed Chief Executive Officer effective August 10, 2020. Mr. Chan resigned from his position with the Company, effective October 22, 2020. Mr. Chan was not directly compensated by the Company for his service as Chief Executive Officer. Mr. Chan was introduced to the Company by ETONIEN, a third party professional service firm, and the Company paid to ETONIEN $20,000 for each week that Mr. Chan served as Chief Executive Officer.

(4)	Paul McDonnel served as Chief financial Officer until May 28, 2019 and then served as Treasurer until February 22, 2020, when he was appointed Interim Chief Financial Officer.

(5)	Charles Cargile resigned as Chief Executive Officer effective August 21, 2020 while continuing to serve as Chairperson of the Board of Directors until April 26, 2021. On October 22, 2020, Mr. Cargile briefly returned to serve as the principal executive officer of Sunworks until January 11, 2021. Mr. Cargile was paid $59,400 in consulting fees at an hourly rate of $100 per hour while serving as the principal executive officer and as a consultant to Sunworks during the Company’s transition to our new Chief Executive Officer. These consulting fees are in addition to the compensation of $3,000 per month received for services as a Board member, which totaled $12,000 for 2020.

Outstanding Equity Awards

The following table sets forth information with respect to unexercised stock options, stock that has not vested, and equity incentive plan awards held by our Named Executive Officers outstanding as of December 31, 2020.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Stock that Have not Vested	Market Value of Shares of Stock that Have not Vested

Charles Cargile	7,142	(1)	0	$20.16	9/1/21
Former Chairperson and Interim CEO	7,142	(2)	0	10.50	5/17/22
	4,922	(2)	792	7.63	5/30/23
	156	(2)	2,062	2.10	1/2/24

Steven Chan	-		-	-
Former CEO	-		-	-

Paul McDonnel	4,285	(2)	0	$10.50	5/17/22
Interim Chief Financial Officer	1,407	(2)	1,664	3.07	8/9/24

(1)	Options granted pursuant to the 2016 Plan and vest at the rate of 1/24th per month.

(2)	Options granted pursuant to the 2016 Plan and vest at the rate of 1/36th per month.

Securities authorized for issuance under equity compensation plans

The following table reflects information for equity compensation plans and arrangements for any and all directors, officers, employees and/or consultants through December 31, 2020.

Equity Compensation Plan Information

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans excluding securities included in column (a)
Equity compensation plans approved by security holders	88,441	$11.02	319,015
Equity compensation plans not approved by security holders	-	-	-
Total	88,441	$11.02	319,015

In March 2016, our Board of Directors adopted the 2016 Equity Incentive Plan (the “2016 Plan”) and in June 2016, the stockholders adopted the same. The maximum number of shares of common stock that may be issued under the 2016 Plan is 542,858. The 2016 Plan is currently administered by the Company’s Compensation Committee. The 2016 Plan authorizes grants of stock options, stock appreciation rights and restricted stock awards to officers, employees, directors of the Company as well as consultants who are selected by the Compensation Committee to receive an award. No option shall be exercisable more than 10 years after the date of grant. No option granted under the 2016 Plan is transferable by the individual or entity to whom it was granted otherwise than by will or laws of descent and distribution, and, during the lifetime of such individual, is not exercisable by any other person, but only by the recipient.

Restricted Stock

We entered into a Restricted Stock Grant Agreement (“RSGA”) with our then Chief Executive Officer, Charles Cargile, effective March 29, 2017, which is subject to the 2016 Plan. All shares issuable under the RSGA are valued as of the grant date at $10.50 per share. The RSGA provided for the issuance of up to 71,429 shares of our common stock. The restricted shares vested as follows: 23,810 of the restricted shares vested on the one (1) year anniversary of the effective date, and the balance, or 47,619 restricted shares, vested in twenty-four (24) equal monthly installments commencing on the one (1) year anniversary of the effective date.

Director Compensation

The following table sets forth certain information regarding the compensation paid to our non-employee directors during the fiscal year ended December 31, 2020:

Director Compensation

Name	Fees earned or cash paid	Stock Awards	Option Awards	All other compensation	Total

Rhone Resch	$33,000	-	-	$	$33,000
Daniel Gross	$33,000	-	-	$	$33,000
Stanley Speer	$33,000	-	-	$	$33,000
Judith Hall	$33,000	-	-	$	$33,000

The compensation paid to non-employee Board members was $3,000 per month. Per agreement, each of the independent directors elected to not be paid their monthly fee for April 2020. No option awards were granted to directors of the Company pursuant to the Company’s 2016 Equity Incentive Plan during 2020. Directors may also be reimbursed their expenses for traveling, hotel and other expenses reasonably incurred in connection with attending board or committee meetings or otherwise in connection with the Company’s business.

As of December 31, 2020, there are no other cash compensation arrangements in place for members of the Board of Directors acting as such.

Effective April 1, 2021, the compensation paid to non-employee Board members increased to a minimum of $6,000 per month. The Audit Committee Chairperson will receive $7,000 per month. The Board Chairperson will receive $8,000 per month. In addition, Board members received a $40,000 bonus for 2020 that was paid during the first quarter of 2021.

The Board knows of no other matters that will be presented for consideration at the Annual Meeting, but if other matters properly come before the meeting, the persons named as proxies in the enclosed proxy will vote according to their best judgment. Stockholders are requested to date and sign the enclosed proxy and to mail it promptly in the enclosed postage-paid envelope. If you attend the Annual Meeting, you may revoke your proxy at that time and vote electronically, if you wish. Otherwise your proxy will be voted for you.

By Order of the Board of Directors

/s/ Judith Hall
Judith Hall
Chairperson

APPENDIX A

AMENDMENT TO

SUNWORKS, INC.

2016 EQUITY INCENTIVE PLAN

The Sunworks, Inc. 2016 Equity Incentive Plan, as amended to date (the “Plan”), is hereby amended as follows:

Section 4.2 of the Plan is amended and restated to read in full as follows:

“4.2 Share Limit. The maximum number of shares of Common Stock that may be issued under the Plan shall initially be 2,042,858 (the “Share Limit”). The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.”

Except as stated above, all terms and conditions of the Plan shall remain in full force and effect.